LEASES (Schedule of Supplemental Balance Sheet Information Related to Leases) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Operating Leases
Operating lease right-of-use assets	$ 1,369
Other current liabilities	672
Operating lease liabilities	744
Total operating lease liabilities	$ 1,416
Weighted Average Remaining Lease Term Operating leases	2 years 29 days
Weighted Average Discount Rate Operating leases	2.75%